Supplement dated October 12, 2023
to the following initial summary prospectus(es):
Monument Advisor dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective October 31, 2023, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Ivy Variable Insurance Portfolios – Delaware VIP Global Value Equity: Class II	Ivy Variable Insurance Portfolios – Delaware VIP Global Equity: Class II
ISP-0723